U.S. SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 17, 2006


                              URANIUM ENERGY CORP.
               --------------------------------------------------
        (Exact Name of Small Business Issuer as Specified in its Charter)


                                     NEVADA
                    ----------------------------------------
              (State or other Jurisdiction as Specified in Charter)


              333-127185                       98-0399476
       ------------------------   ------------------------------------
       (Commission file number)   (I.R.S. Employer Identification No.)


                                  Austin Centre
                           701 Brazos, Suite 500 PMB#
                               Austin, Texas 78701
                         -------------------------------
                    (Address of Principal Executive Offices)


                                  512.721.1022
                              --------------------
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

Resignation of Chief Financial Officer and Director/Appointment of Chief Financial Officer

On February 17, 2006, the board of directors of Uranium Energy Corp., a Nevada corporation (the "Company"), announced the acceptance of the resignation of Grant Atkins as the Chief Financial Officer and as a director of the Company effective February 17, 2006. On February 17, 2006, the board of directors of the Company, pursuant to written unanimous consent, appointed D. Bruce Horton as the Chief Financial Officer of the Company effective February 17, 2006.

Mr. Horton has been a director and member of the audit committee of the Company since January 24, 2005. During the past five years, Mr. Horton has been active in the financial arena in both the private and public sectors as an accountant and financial management consultant with an emphasis on corporate financial reporting, financing and tax planning. Mr. Horton has specialized in corporate management, re-organization, merger and acquisition, international tax structuring, and public and private financing for over thirty years. From 1972 through 1986, Mr. Horton was a partner in a public accounting firm. In 1986, Mr. Horton co-founded the Clearly Canadian Beverage Corporation, of which he was a director and chief financial officer until 1997.

As of the date of this Report, the Company does not have any contractual arrangements with Mr. Horton.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

None


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SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        Uranium Energy Corp.


Date:  March 2, 2006                    By:/s/ AMIR ADNANI
                                        ------------------------
                                        Amir Adnani
                                        President and Chief Executive Officer